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                                                                       EXHIBIT 9

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

          We hereby consent to the reference to us in this Registration Statement on Form N-1A under the heading "Investment Advisory and Other Services
- Independent Registered Public Accounting Firm" relating to the GMO Strategic Fixed Income Fund in such Registration Statement.

/S/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Boston, Massachusetts
May 11, 2006

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

          We hereby consent to the reference to us in this Registration Statement on Form N-1A under the heading "Investment Advisory and Other Services
- Independent Registered Public Accounting Firm" relating to the GMO International Opportunities Equity Allocation Fund in such Registration Statement.

/S/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Boston, Massachusetts
May 11, 2006